UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2016

SPECIAL DIVERSIFIED OPPORTUNITIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-22400 (Commission File Number)	56-1581761 (IRS Employer Identification No.)

1521 Concord Pike, Suite 301, Wilmington, DE (Address of Principal Executive Offices)	19803 (Zip Code)

Registrant’s telephone number, including area code: (302) 824-7062

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 25, 2016, Special Diversified Opportunities Inc. (the “Company”), Standard General Master Fund L.P. (“SG Master Fund”), P Standard General Ltd. (“PSG”) and Standard General Focus Fund L.P. (“SG Focus Fund” and, collectively with SG Master Fund and PSG, the “SG Parties”) entered into a Contribution and Exchange Agreement (the “Agreement”). Pursuant to the Agreement, the SG Parties will contribute, or cause to be contributed to the Company, approximately 9,592,373 shares of the voting common stock, par value $0.01 per share (the “Turning Point Common Stock”) of Turning Point Brands, Inc. (NYSE: TPB), consisting of (i) certain shares of Turning Point Common Stock (“Contributed Shares”) held by the SG Parties or which the SG Parties have the right to acquire prior to the contribution and (ii) certain shares of Turning Point Common Stock (“Additional Shares”) held by certain third parties (“Additional Persons”) over which the SG Parties have certain disposition and other rights. The Contributed Shares and the Additional Shares will represent over 50.1% of the issued and outstanding shares of Turning Point Common Stock.

In exchange for the Contributed Shares and the Additional Shares, the Company will issue to the SG Parties and the Additional Persons (as applicable) shares of the Class A Common Stock (as defined herein) of the Company based on an exchange ratio, calculated as of the closing of the Contribution and Exchange (as defined herein), equal to the lesser of (i) the 30-calendar day trailing VWAP of the Turning Point Common Stock divided by the 30-calendar day trailing VWAP of the Common Stock of the Company (as adjusted to reflect the reclassification of the Common Stock of the Company pursuant to the Interim Charter Amendment (as defined herein)) and (ii) the 30-calendar day trailing VWAP of the Turning Point Common Stock divided by the pro forma book value per share of the Company. Prior to the consummation of the transactions contemplated by the Agreement (the “Contribution and Exchange”), the Company will amend and restate the certificate of incorporation of the Company (the “Interim Charter Amendment”) to provide for, among other things, (x) the reclassification of every ten (10) shares of the common stock, par value $0.01 per share, of the Company into a one share of a new class of common stock, par value $0.01 per share, designated as “Class A Common Stock” (the “Class A Common Stock”) and (y) the authorization for issuance of an additional class of common stock, par value $0.01 per share, of the Company designated as “Class B Common Stock” (the “Class B Common Stock”). Immediately following the consummation of the Contribution and Exchange, the Company will distribute a dividend of one share of Class B Common Stock for each outstanding share of Class A Common Stock (the “Dividend”). The Class A Common Stock and the Class B Common Stock will vote together as a single class and will be substantially the same, except that the Class B Common Stock shall have 10 votes per share and the Class A Common Stock one vote per share. Following distribution of the Dividend, the SG Parties will deliver a written consent to adopt and approve a further amendment and restatement of the certificate of incorporation of the Company (the “Final Charter Amendment”).

The Agreement, the Interim Charter Amendment, the Contribution and Exchange, the Dividend and the Final Charter Amendment were approved by a unanimous vote of the Company’s board of directors (the “Company Board”), acting upon the unanimous recommendation of the special committee comprised of independent directors of the Company Board (the “Special Committee”). In connection with the Company Board’s approval, EP Securities LLC rendered its opinion to the Special Committee and then to the Company Board that, as of the date of the opinion and subject to the assumptions, qualifications and limitations set forth therein, that the Contribution and Exchange and the Dividend to be received by the holders of the Company’s Class A Common Stock, other than the SG Parties and their affiliates, pursuant to the Agreement is fair to such holders from a financial point of view.

The Company and the SG Parties each made customary representations, warranties and covenants in the Agreement. Such representations and warranties have been made solely for the benefit of the other parties thereto and (i) should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one or more of the parties if those statements prove to be inaccurate, (ii) have been qualified by disclosures that were made to the other parties in connection with the negotiation of the agreement, which disclosures are not necessarily reflected in the Agreement, (iii) may apply standards of materiality different from those generally applicable to public disclosures to stockholders and reports and documents filed with the SEC and (iv) were made only as of the date of the Agreement or such other date or dates as may be specified in the Agreement and are subject to more recent developments. Customary covenants govern the time between the date of the Agreement and the closing regarding conduct of the Company’s business, access to information pertaining to the Company’s business, and notification of certain events. Consummation of the Contribution and Exchange is subject to the approval by the Company’s stockholders of a proposal (the “Interim Charter Amendment Proposal”) to amend the Company’s certificate of incorporation to approve the Interim Charter Amendment.

Closing of the Contribution and Exchange is expected to occur in the first quarter of 2017. The Agreement provides for certain termination rights for the Company and the SG Parties as set forth therein.

The foregoing summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These forward looking statements address, among other things activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including the Company’s statements relating to the anticipated effects of the proposed Contribution and Exchange. These forward-looking statements are subject to a number of risks that could cause actual results to differ materially from those contained in the forward-looking statements, including the risk that the Company’s stockholders may not approve the Charter Amendment Proposal and that the regulatory approvals and any other required approvals in connection with the Contribution and Exchange may not be obtained on the proposed terms or at the times anticipated, as well as the risk factors described Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 30, 2016.

Currently unknown or unanticipated risks, or risks that emerge in the future, could cause actual results to differ materially from those described in forward-looking statements, and it is not possible for the Company to predict all such risks, or the extent to which this may cause actual results to differ from those contained in any forward-looking statement. Except as required by law, the Company assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Information

In connection with the Charter Amendment Proposal, the Company intends to file a proxy statement on Schedule 14A with the Securities and Exchange Commission, or SEC, and the Company intends to file other relevant materials with the SEC. Stockholders of the Company are urged to read all relevant documents filed with the SEC when they become available, including the Company’s proxy statement, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to holders of the Company’s common stock seeking their approval of the proposed transaction.

Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC when available by contacting the Company at 1521 Concord Pike, Suite 301, Wilmington, DE 19803, phone 1-302-824-7062. Such documents are not currently available. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is being furnished with this report

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Exhibit Title

2.1#	Contribution and Exchange Agreement, dated as of November 25, 2016, by and among Special Diversified Opportunities Inc., Standard General Master Fund L.P., P Standard General Ltd. and Standard General Focus Fund L.P.

#	Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIAL DIVERSIFIED OPPORTUNITIES INC.

Date: November 25, 2016	By:	/s/ Kevin J. Bratton
Name: Kevin J. Bratton
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1#	Contribution and Exchange Agreement, dated as of November 25, 2016, by and among Special Diversified Opportunities Inc., Standard General Master Fund L.P., P Standard General Ltd. and Standard General Focus Fund L.P.

#	Schedules to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.